UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /	Preliminary Proxy Statement.
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
/ X /	Definitive Proxy Statement.
/ /	Definitive Additional Materials.
/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM FUNDS TRUST
One Post Office Square, Boston, Massachusetts 02109

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4)	Date Filed:

Vote today

Please vote on matters affecting your investment in Putnam Asia Pacific Equity Fund and/or Putnam International Value Fund.

Turn the page to read an urgent message from your fund's President and Chairman.

Three ways to vote

See enclosed voting card for instructions.

Online

Phone

Mail

A world of investing.℠

Putnam INVESTMENTS

A message from the President and Chairman

Dear Fellow Shareholder:

We are writing to ask you for your vote on important matters affecting Putnam Asia Pacific Equity Fund and Putnam International Value Fund. Each fund will hold a shareholder meeting on May 26, 2011, in Boston, Massachusetts, to decide the proposals below. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Please vote today on the following proposals:

1. Approving a new management contract that will change your fund’s performance index.

Each fund’s management contract includes performance fees, which means that the management fees the fund pays reflect the strength or weakness of the fund’s performance compared to the returns of a performance index. Your fund’s management fees decline if the fund underperforms the performance index and rise if the fund outperforms. The proposed new management contracts for these funds will use new performance indexes.

In the case of Putnam Asia Pacific Equity Fund, if the new management contract is approved, the fund will change its investment policy to increase emphasis on emerging markets in Asia and the Pacific Basin and to reduce significantly its emphasis on Japan and Australia. For Putnam International Value Fund, there would be no change in investment policy. We recommend you vote for the new management contract.

2. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

This change will align the restriction with the flexibility afforded by the Investment Company Act of 1940. This change is not expected to result in any change in the fund’s investment strategies. We recommend you vote to amend this investment restriction.

1	Proxy Statement

Please vote today

Delaying your vote will increase expenses if further mailings are required. If you complete and return your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign and return your proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

We appreciate your attention to these important matters. If you have questions about the proposals, please call a customer service representative at 1-866-963-5821 or contact your financial advisor.

Table of contents

Notice of a Special Meeting of Shareholders	4

Trustees’ Recommendations	5

Proposal 1.: Approving a new management contract that will
change your fund’s performance index	5

1.A.: Putnam Asia Pacific Equity Fund	7

1.B.: Putnam International Value Fund	16

Proposal 2.: Fundamental Investment Restriction
Amendment — Acquisition of Voting Securities	24

Further Information About Voting and the Special Meeting	25

Fund Information	29

Appendix A — Forms of the Proposed New
Management Contracts	A-1

Appendix B — Current and Pro Forma Information about
Each Fund’s Total Annual Operating Expenses	B-1

Appendix C — Description of Contract Approval Process	C-1

Appendix D — 5% Beneficial Ownership	D-1

Appendix E — Other Similar Funds Advised by
Putnam Management	E-1

PROXY CARD(S) ENCLOSED

If you have any questions, please contact a customer service representative at 1-866-963-5821 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 26, 2011.

The proxy statement is available at www.proxy-direct.com.

3	Proxy Statement

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM FUNDS TRUST

PUTNAM ASIA PACIFIC EQUITY FUND
PUTNAM INTERNATIONAL VALUE FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting.

A Special Meeting of Shareholders of each fund will be held on May 26, 2011, at 10:00 a.m. Eastern time, at the principal offices of the funds on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposals:

1. Approving a new management contract that will change your fund’s performance index; and

2. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

By Judith Cohen, Clerk, and by the Trustees

John A. Hill, Chairman	Paul L. Joskow
Jameson A. Baxter, Vice Chairman	Kenneth R. Leibler
Ravi Akhoury	Robert E. Patterson
Barbara M. Baumann	George Putnam, III
Charles B. Curtis	Robert L. Reynolds
Robert J. Darretta	W. Thomas Stephens

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone, or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

May 10, 2011

Proxy Statement	4

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact a customer service representative toll-free at 1-866-963-5821, or call your financial advisor.

When you record your voting instructions over the Internet or by telephone, or when you complete, sign and return your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign and return your proxy card, your shares will be voted in accordance with the Trustees’ recommendations. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Who is asking for your proxy?

The Trustees of the Putnam Funds are asking for your proxy for use at the Special Meeting of Shareholders of your fund to be held on May 26, 2011 (the “Meeting”) and, if your fund’s Meeting is adjourned, at any later session of the Meeting, for the purposes stated in the Notice of a Special Meeting of Shareholders (see previous page). The Notice of a Special Meeting of Shareholders, the enclosed proxy card(s) and this proxy statement are being mailed on or about May 16, 2011.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote FOR all proposals.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on March 24, 2011 (the “Record Date”) are entitled to be present and to vote at the Meeting or at any adjourned session of the Meeting.

The number of shares of each fund outstanding on the Record Date is shown on page 26. Each share is entitled to one vote, with fractional shares voting proportionately. Shareholders of each fund vote separately on each proposal. The outcome of a vote on a proposal for one fund will not affect the vote for the other fund.

The Proposals

1. APPROVING A NEW MANAGEMENT CONTRACT THAT WILL CHANGE YOUR FUND’S PERFORMANCE INDEX

What is this proposal?

The Trustees are recommending approval of a new management contract for your fund that includes a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

5	Proxy Statement

Performance adjustments link the compensation of the funds’ manager, Putnam Investment Management, LLC (“Putnam Management”), to each fund’s investment performance. This means that strong investment performance is rewarded with higher management fees, while poor performance results in lower management fees. Performance fees more closely align shareholders’ and Putnam Management’s economic interests. Each fund’s current management contract provides for a performance adjustment based on the fund’s performance as compared to a performance index.

Proposal 1.A. (see page 7) relates to the approval of a new management contract for Putnam Asia Pacific Equity Fund and Proposal 1.B. (see page 16) relates to the approval of a new management contract for Putnam International Value Fund.

What is the voting requirement for approval of the proposed new management contract for your fund?

Approval of the proposed new management contract for your fund requires the affirmative vote of the lesser of (1) more than 50% of the fund’s outstanding shares, or (2) 67% or more of the fund’s shares present at the Meeting if more than 50% of the outstanding shares of the fund are present at the Meeting in person or by proxy.

General Plan for Implementation of Proposed New Management Contracts

For each fund, if this proposal is approved by shareholders, it is expected that the new management contract would be implemented on the first day of the first calendar month following shareholder approval (which is expected to be June 1, 2011 or, if the Meeting is adjourned, July 1, 2011 or later). For Putnam Asia Pacific Equity Fund, as described below, the proposed new management contract is closely related to a change in the fund’s investment policy. The new management contract would only be implemented following at least 60 days’ prior notice of the change in the fund’s investment policy. The fund sent this notice to shareholders on March 28, 2011. The change in Putnam Asia Pacific Equity Fund’s investment policy, in turn, is contingent upon shareholder approval of the new management contract.

If implemented on June 1, 2011, the new management contract for your fund would remain in effect (unless terminated) through June 30, 2011; if implemented on July 1, 2011 or later, the new management contract would remain in effect (unless terminated) through June 30, 2012. In either case the new management contract would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of your fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or Putnam Management.

Proxy Statement	6

Other Information

Under the management contract between your fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. The current management contract for your fund, dated January 1, 2010, was last approved by shareholders on November 19, 2009, after receiving the unanimous approval of the Trustees in July 2009. Shareholders of your fund voted to approve the current management contract to include fund family breakpoints (under which your fund’s base management fee rate is determined on the basis of the aggregate net assets of all Putnam mutual funds, rather than your fund’s net assets) and performance adjustments in the management fee structure. The management contract has not been submitted for approval by the shareholders of your fund since that date.

1.A. Putnam Asia Pacific Equity Fund

Why did Putnam Management propose a new management contract for your fund?

Putnam Management proposed a new management contract for Putnam Asia Pacific Equity Fund to change the fund’s performance index to conform more closely to the fund’s proposed investment policy, as described further below.

The fund pursues its objective of long-term capital appreciation by investing mainly in equity securities of Asian and Pacific Basin companies. It currently has substantial (i.e., more than 50%) exposure to Japanese and Australian companies. Putnam Management proposes to change the fund’s investment policy to increase emphasis on emerging market economies in Asia and the Pacific Basin (e.g., China, India, Hong Kong, Taiwan, and Indonesia), and to reduce emphasis on developed market economies such as Japan and Australia.

Your fund’s current investment policy. Your fund currently invests in accordance with this policy:

“Under normal circumstances, [Putnam Management invests] at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies. This policy may be changed only after 60 days’ notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts for those securities. [Putnam Management determines] whether a company is an Asian or Pacific Basin company by considering whether the company is economically linked and exposed to the economic fortunes and risks of Asian or Pacific Basin countries. [In making these determinations, Putnam Management looks] at where the company’s securities are primarily listed for trading, where the company maintains its principal place of business or is organized, where the majority of the company’s assets are located, or where the company derives a majority of its revenues or profits. Asian or Pacific Basin countries include, but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan and Thailand.”

7	Proxy Statement

The fund’s largest country weights as of March 31, 2011 were in Japan (37.28% of the fund’s net assets) and Australia (15.40% of the fund’s net assets).

Proposed new investment policy. Putnam Management proposes to reposition the fund to increase its focus on Asian and Pacific Basin emerging markets, although the fund would retain flexibility to invest in developed countries such as Japan, Australia and New Zealand. As demonstrated on page 13, the Asia Pacific (ex-Japan) market has significantly outperformed the Asia Pacific (with Japan) market in recent years. Putnam Management believes that this indicates that Asia Pacific emerging markets have offered superior growth prospects relative to Asia Pacific developed markets. Putnam Management believes that this may continue in the future and that repositioning the fund to increase its focus on Asian and Pacific Basin emerging markets may benefit the fund’s shareholders. (Putnam Management’s proposal is unrelated to, and pre-dates, the recent natural disasters affecting Japan.)

If shareholders approve the proposed new management contract with the new performance fee index, the fund’s 80% non-fundamental investment policy would be changed to read in relevant part as follows:

“Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian and New Zealand companies.... For purposes of the 80% investment policy above, Asian or Pacific Basin countries exclude Japan, Australia and New Zealand, and include, but are not otherwise limited to, the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand. Although investments in equity securities of Japanese, Australian and New Zealand companies are excluded for purposes of the 80% investment policy, the fund may invest up to 20% of its net assets in such securities and in securities of other non-Asian or non-Pacific Basin companies.”

The fund will have provided its shareholders with at least 60 days’ prior notice of this proposed change in its 80% non-fundamental investment policy, indicating that implementation of the investment policy change is subject to shareholder approval of the proposed new management contract.

Corresponding change to your fund’s performance index. The fund’s current management contract provides for performance adjustments to the fund’s management fees based on the fund’s performance compared to the MSCI All Country (AC) Asia Pacific Index (Net Dividends, or ND).1 The proposed new management contract would provide,

1 MSCI publishes two versions of some indices reflecting the reinvestment of dividends using two different methodologies: gross dividends (GD) and net dividends (ND). While both versions reflect reinvested dividends, they differ in the way they treat taxes associated with dividend payments. The ND version incorporates reinvested dividends by applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the ND version generally better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

Proxy Statement	8

prospectively, that the MSCI AC Asia ex-Japan Index (ND) would be the index used for determining performance adjustments. The proposed index conforms more closely to the fund’s proposed investment policy, which would significantly de-emphasize investments in developed market countries like Japan and Australia. The proposed index has no exposure to Japan or Australia and correspondingly higher country weights for China, Korea, Taiwan, India, Hong Kong, and other rapidly growing developing economies.

Accordingly, Putnam Management proposed, and the Trustees agreed to, a new management contract for the fund that would use the MSCI AC Asia ex-Japan Index (ND) prospectively as the performance index for purposes of determining the fund’s performance fees. The proposed new management contract differs in substance from the fund’s current management contract solely in the choice of the performance index used to calculate performance fees; the base management fee and the methodology for calculating performance fee adjustments to the base fee would remain the same as in the fund’s current management contract.

Would the proposed change in the performance index for the fund result in a change in the investment objective, strategies or risks of the fund?

The fund’s investment objective, which is to seek long-term capital appreciation, will remain the same. The fund expects to maintain its current investment strategy of investing mainly in equity securities of Asian or Pacific Basin companies. However, as described above, subject to shareholder approval of the proposed new management contract, the fund would no longer consider investments in equity securities of Japanese, Australian and New Zealand companies to be investments in equity securities of Asian or Pacific Basin companies for purposes of the fund’s 80% investment policy. This is expected to have an impact on the fund’s future investment performance; see “What are the implications for the fund if the proposed new management contract is approved? — Comparison of current and proposed performance indexes” below. The fund would retain the flexibility to invest up to 20% of its net assets in equity securities of Japanese, Australian and New Zealand companies and in securities of other non-Asian or non-Pacific Basin companies.

Because the fund’s proposed new investment policy would increase emphasis on emerging market economies in Asia and the Pacific Basin and substantially reduce the fund’s exposure to developed market economies such as Japan and Australia, shareholders should consider that the risks of foreign investments are typically increased in emerging market, or less developed, countries. Emerging market countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are  also more likely to experience high levels of inflation, defla-tion or currency devaluation, and investments in emerging market countries may be more volatile and less liquid than U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative. In addition, although the repositioning of the fund to increase its focus on Asian and Pacific Basin emerging markets may result in a greater proportion of the fund’s net assets

9	Proxy Statement

being invested in small- to mid-capitalization companies, the fund will continue to be able to invest in companies of any size. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

What are the implications for the fund if the proposed new management contract is approved?

If the proposed new management contract is approved, the fund’s performance index would change from the MSCI AC Asia Pacific Index (ND) to the MSCI AC Asia ex-Japan Index (ND); see “Comparison of current and proposed performance indexes” beginning on page 12. At the same time, the investment policy change described above would become effective (following 60 days’ prior notice to shareholders of the proposed new investment policy), and the fund would reposition itself to focus on emerging market Asia Pacific countries and would reduce its exposure to Japan and Australia. Repositioning the fund’s investment portfolio is expected to be complete shortly after the investment policy change becomes effective. This repositioning is expected to result in turnover of more than 50% of the fund’s portfolio. This turnover will result in brokerage commissions and other transactions costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions. The transactions costs are estimated to be approximately 0.20% of the aggregate net asset value of the fund, although estimates of transactions costs are highly dependent upon market conditions. The estimated one-time transactions costs are modest in Putnam Management’s view and do not change its view that the proposed repositioning of the fund would be in the best interests of the fund’s shareholders.

As described further below, the change in performance index is prospective only. The fund’s performance would be compared to the current index for periods before changing the fund’s index, and it would be compared to the new index thereafter. All other terms and conditions of the proposed new management contract for the fund (except for the effective date and initial term) are substantially identical to those of the fund’s current management contract. A form of the proposed new management contract showing the proposed changes is included in Appendix A.

Calculation of current management fee with current performance index. The fund’s current management contract provides for the monthly payment of a management fee based on two components: a base fee and a performance adjustment.

The monthly base fee for your fund is calculated by multiplying a base fee rate by the average net assets of the fund for the month. The base fee rate takes into account the aggregate net assets of the Putnam fund family — all open-end mutual funds sponsored by Putnam Management, except for those fund assets that are invested in other Putnam funds (Putnam RetirementReady® Funds, Putnam Global Sector Fund, and Putnam Money Market Liquidity Fund currently) — and is determined in accordance with a schedule set forth in the management contract. For January 2011, for example, the fund’s effective base fee rate was 0.93% based on aggregate net assets of approximately $64.9 billion for the Putnam fund family.

Proxy Statement	10

The performance adjustment is a dollar amount added to or subtracted from your fund’s base fee each month based upon the fund’s performance relative to its performance index. Performance adjustments commenced with the fund’s management fee for the month of January 2011, your fund’s thirteenth complete calendar month of operations under its current management contract.

For each month, performance adjustments are determined based on performance over the performance period, which is the thirty-six-month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (net of fees and expenses, measured by the fund’s Class A shares) and the annualized performance of the performance index (MSCI AC Asia Pacific Index (ND)), each measured over the performance period. The maximum annualized performance adjustment rates are ± 0.21%.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that the amount of any dollar adjustment as a percentage of a fund’s current net assets could exceed the maximum annualized performance adjustment rate of ± 0.21%. Also, if the fund underperforms significantly over the performance period, and the fund’s net assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

The fund’s performance is calculated net of expenses. The fund’s performance index does not include any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the fund and the fund’s performance index.

For the fund’s most recently completed fiscal year ended April 30, 2011, the fund did not pay any management fees to Putnam Management as a result of expense limitation arrangements. Without these expense limitation arrangements, the fund would have paid management fees to Putnam Management in the amount of $77,856. This amount reflects a performance adjustment of –$160.2

2 Because the fund’s fiscal year ended recently on April 30, 2011, these figures have not yet been audited. For the fund’s prior fiscal year ended April 30, 2010, the fund also did not pay any management fees to Putnam Management as a result of expense limitation arrangements. Without these expense limitation arrangements, the fund would have paid management fees to Putnam Management in the amount of $58,961. This amount does not include any performance adjustment; performance adjustments, as noted above, did not commence until January 2011.

11	Proxy Statement

Calculation of management fee with proposed performance index. The proposed new management contract would have the same fund family breakpoint fee structure for determining the base fee as described above for the current management contract. Furthermore, the proposed new management contract’s methodology for calculating performance adjustments would remain fundamentally the same as described above for the current management contract.

If the proposal is approved, the fund’s performance adjustments will be calculated prospectively by comparing the fund’s performance (Class A, net of fees and expenses) with the performance of the MSCI AC Asia ex-Japan Index (ND) rather than the performance of the MSCI AC Asia Pacific Index (ND).

The change in the fund’s performance index would be implemented on a prospective basis once the new management contract is effective. However, because the performance adjustment is based on a rolling thirty-six month performance period, there would be a transition period during which the fund’s performance would be compared to a composite index that reflects the performance of the current index for the portion of the performance period before adoption of the new index and the performance of the new index for the remainder of the period. For example, assuming an effective date of June 1, 2011 for the proposed new management contract, the performance adjustment for June 2011 (the first full month following shareholder approval) would be calculated using the performance of the current performance index, MSCI AC Asia Pacific Index (ND), for the first 17 months of the performance period (i.e., January 1, 2010 through May 31, 2011) and the performance of the new performance index, MSCI AC Asia ex-Japan Index (ND), for the eighteenth month (i.e., June 2011). For each of the ensuing months, the composite index return would reflect an additional month of performance of the MSCI AC Asia ex-Japan Index (ND) and eventually, beginning with the performance adjustment for the month of January 2013 (by when the fund would have a 36-month performance period), one less month of performance of the MSCI AC Asia Pacific Index (ND). At the conclusion of the transition period (April 30, 2014, if the new management contract becomes effective on June 1, 2011), the performance of the current index would be eliminated from the performance fee calculation, and future calculations (starting for the month of May 2014) would include only the performance of the new index.

Comparison of current and proposed performance indexes. The proposed performance index, MSCI AC Asia ex-Japan Index (ND), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of stock markets in 10 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand. The proposed performance index currently has no exposure to stock markets in Japan, Australia and New Zealand.

The current performance index, MSCI AC Asia Pacific Index (ND), is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of stock markets in 13 countries: Australia, China,

Proxy Statement	12

Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand.

The first table below presents total return performance information for the fund, the MSCI AC Asia Pacific Index (ND) and the MSCI AC Asia ex-Japan Index (ND) for periods ended March 31, 2011. As of March 31, 2011, over the periods presented, the proposed new performance index has outperformed the current performance index. However, the second table below, which presents annual returns for each of the 10 most recent calendar years, shows that the proposed new performance index underperformed the current performance index in three out of the last 10 years through 2010. Past performance is no guarantee of future performance.

Total Returns For Periods Ended March 31, 2011

	Since Fund
	Inception
	(6/12/09)	1-Year	3-Year	5-Year	10-Year
Fund or Index	Cumulative	Annualized	Annualized	Annualized	Annualized

Fund (Class A
shares, net return)	19.18%	11.26%	N/A	N/A	N/A

MSCI AC Asia
Pacific Index
(ND) (current
performance
index)	17.91%	11.14%	1.49%	2.90%	7.09%

MSCI AC Asia
ex-Japan Index
(ND) (proposed
performance
index)	25.05%	19.49%	5.04%	11.14%	13.67%

Net Annual Total Returns for Calendar Years 2001-2010

Fund or
Index	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Fund (Class
A shares)	16.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MSCI AC
Asia Pacific
Index (ND)
(current
performance
index)	17.02%	37.59%	–41.85%	14.29%	16.49%	23.34%	18.23%	40.38%	–8.62%	–20.91%

MSCI
AC Asia
ex-Japan
Index (ND)
(proposed
performance
index)	19.62%	72.07%	–52.38%	40.13%	33.32%	22.69%	17.35%	46.55%	–8.49%	–3.93%

13	Proxy Statement

Comparison of management fee rates under current and proposed performance index. The table below shows what the management fees for the fund were under its current contract for its most recent fiscal year (ended April 30, 2011), and what the management fees for the fund would have been for its most recent fiscal year had its proposed new contract been in effect for that year. Because the change in performance index will be implemented prospectively, the future impact on management fees will depend on the fund’s future performance relative to the proposed performance index. Management fee rates are expressed in dollars and as a percentage of the fund’s average net assets for the fiscal year ended April 30, 2011. Because the fund’s fiscal year ended recently on April 30, 2011, these figures have not yet been audited. For the fund’s prior fiscal year ended April 30, 2010, the fund made no performance adjustments to the base management fee it paid Putnam Management because the fund did not begin to make performance adjustments until January 2011. Accordingly, there would have been no differences in management fee rates for the fiscal year ended April 30, 2010 under the current and proposed performance index.

FOR PUTNAM ASIA PACIFIC EQUITY FUND’S FISCAL YEAR ENDED APRIL 30, 2011

	Current Contract		Proposed Contract		Difference

	$	%	$	%	$	%

Base Fee	$78,015*	0.93%*	$78,015*	0.93%*	$0	0.00%

Performance
Adjustment	$(160)	0.00%	$(1,660)	–0.02%	$(1,500)	–0.02%

Total Management
Fee	$77,855*	0.93%*	$76,355*	0.91%*	$(1,500)	–0.02%

* For the fund’s most recently completed fiscal year ended April 30, 2011, the fund did not pay any management fees to Putnam Management as a result of expense limitation arrangements. If this were reflected in the table above, the Base Fee and Total Management Fee would be $0 (0.00%) for both the current and proposed contracts.

Included at Appendix B are examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed new management contract.

What factors did the Independent Trustees consider in evaluating the new management contract?

At their meeting on December 10, 2010, the Independent Trustees approved a new management contract with Putnam Management. In substance, the new management contract differed from the existing management contract only in that it provided for a new performance index for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

Proxy Statement	14

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2010. Because, other than differences in performance index, the effective date of the contract, and the initial term of the contract, the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described at Appendix C below.

The Trustees also considered information regarding the proposed repositioning of the fund from its current investment policy to increase emphasis on developing market economies in Asia and the Pacific Basin (e.g., China, India, Hong Kong, Taiwan, and Indonesia), and to reduce emphasis on developed market economies such as Japan and Australia. The Trustees concluded that changing the fund’s investment policy to reposition it as proposed was in the best interests of shareholders and that the fund’s performance index should be revised to align more closely with the fund’s proposed investment policy. The Trustees considered information provided by Putnam Management about the proposed repositioning of the fund, the current performance index (MSCI AC Asia Pacific Index (ND)) and the proposed performance index (MSCI AC Asia ex-Japan Index (ND)). This included, among other things, comparative data regarding the characteristics (e.g., capitalization, risk characteristics, sector weightings, and country weightings), and returns over various periods, of the fund, the MSCI AC Asia Pacific Index (ND) and the MSCI AC Asia ex-Japan Index (ND).

In recommending approval of the proposed new management contract, the Trustees noted that the MSCI AC Asia ex-Japan Index (ND) more closely resembles the proposed composition of the repositioned fund and, accordingly, the economic interests of fund shareholders and Putnam Management would be more closely aligned if the performance index is changed.

The Trustees also considered that the expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, would be borne by Putnam Management. Finally, the Trustees considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index would appropriately remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

General conclusion. After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered, as described in Appendix C, as part of the approval of the continuance of the fund’s current management contract in June 2010, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract.

15	Proxy Statement

What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed new management contract that would change your fund’s performance index.

1.B. Putnam International Value Fund

Why did Putnam Management propose a new management contract for your fund?

Putnam Management proposed a new management contract for Putnam International Value Fund to change the fund’s performance index to a more widely recognized index that would provide greater product clarity for shareholders and financial intermediaries who provide ongoing services to shareholders. The fund pursues its objective of capital growth with current income as a secondary objective by investing mainly in common stocks of companies outside the United States, with a focus on value stocks. The fund’s current management contract provides for performance adjustments to the fund’s management fees based on the fund’s performance compared to the S&P Developed/Ex-U.S. LargeMidCap Value Index. Putnam Management recommends a new management contract for your fund that would change the fund’s performance index to the MSCI EAFE Value Index (Net Dividends, or ND), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of common stocks in 22 developed market countries within Europe, Australia and the Far East.3

Putnam Management believes that the MSCI EAFE Value Index (ND) is a more widely recognized and better understood measure for assessing the performance of funds like Putnam International Value Fund. The use of the MSCI index would also be more consistent with the other Putnam international large-cap funds with performance fees, both of which use MSCI EAFE indexes. Finally, MSCI, Inc. (MSCI), which oversees the proposed index, provides service and support that allows a portfolio manager a longer time frame to adjust holdings in anticipation of an index rebalancing, which potentially reduces transactions costs for fund shareholders.

Accordingly, Putnam Management proposed, and the Trustees agreed to, approve a new management contract for the fund that would use the MSCI EAFE Value Index (ND) prospectively as the performance index for purposes of determining the fund’s performance fees. The proposed new management contract differs in substance from the fund’s current management contract solely in the choice of the performance index used to calculate performance fees; the base management fee

3 MSCI publishes two versions of some indices reflecting the reinvestment of dividends using two different methodologies: gross dividends (GD) and net dividends (ND). While both versions reflect reinvested dividends, they differ in the way they treat taxes associated with dividend payments. The ND version incorporates reinvested dividends by applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the ND version generally better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

Proxy Statement	16

and the methodology for calculating performance fee adjustments to the base fee would remain the same as in the fund’s current management contract.

Would the proposed change in the performance index for the fund result in a change in the investment objective, strategies or risks of the fund?

No. The fund’s investment objective, which is to seek capital growth with current income as a secondary objective, will remain the same. There will also be no change in the fund’s investment strategies. The fund will continue to invest mainly in common stocks of companies outside the United States, with a focus on value stocks. In addition, the fund will continue to invest mainly in large and midsize companies in developed countries, although the fund will also continue to be able to invest in companies of any size and to invest in emerging markets.

What are the implications for the fund if the proposed new management contract is approved?

If the proposed new management contract is approved, the fund’s performance index would change from the S&P Developed/Ex-U.S. LargeMidCap Value Index to the MSCI EAFE Value Index (ND); see “Comparison of current and proposed performance indexes” beginning on page 19.

As described further below, the change in performance index is prospective only. The fund’s performance would be compared to the current index for periods before changing the fund’s index, and it would be compared to the new index thereafter. All other terms and conditions of the proposed new management contract for the fund (except for the effective date and initial term) are substantially identical to those of the fund’s current management contract. A form of the proposed new management contract showing the proposed changes is included in Appendix A.

Calculation of current management fee with current performance index. The fund’s current management contract provides for the monthly payment of a management fee based on two components: a base fee and a performance adjustment.

The monthly base fee for your fund is calculated by multiplying a base fee rate by the average net assets of the fund for the month. The base fee rate takes into account the aggregate net assets of the Putnam fund family — all open-end mutual funds sponsored by Putnam Management, except for those fund assets that are invested in other Putnam funds (Putnam RetirementReady® Funds, Putnam Global Sector Fund, and Putnam Money Market Liquidity Fund currently) — and is determined in accordance with a schedule set forth in the management contract. For January 2011, for example, the fund’s effective base fee rate was 0.70% based on aggregate net assets of approximately $64.9 billion for the Putnam fund family.

The performance adjustment is a dollar amount added to or subtracted from your fund’s base fee each month based upon the fund’s performance relative to its performance index. Performance adjustments commenced with the fund’s

17	Proxy Statement

management fee for the month of January 2011, your fund’s thirteenth complete calendar month of operations under its current management contract.

For each month, performance adjustments are determined based on performance over the performance period, which is the thirty-six-month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (net of fees and expenses, measured by the fund’s Class A shares) and the annualized performance of the performance index (S&P Developed/Ex-U.S. LargeMidCap Value Index), each measured over the performance period. The maximum annualized performance adjustment rates are ± 0.15%.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that the amount of any dollar adjustment as a percentage of a fund’s current net assets could exceed the maximum annualized performance adjustment rate of ± 0.15%. Also, if the fund underperforms significantly over the performance period, and the fund’s net assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

The fund’s performance is calculated net of expenses. The fund’s performance index does not include any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the fund and the fund’s performance index.

For the fund’s most recently completed fiscal year ended June 30, 2010, the fund paid management fees to Putnam Management in the amount of $2,397,165, an amount reduced as a result of expense limitation arrangements. Without these expense limitation arrangements, the fund would have paid management fees to Putnam Management in the amount of $2,616,032. This amount does not include any performance adjustment; performance adjustments, as noted above, did not commence until January 2011.

Calculation of management fee with proposed performance index. The proposed new management contract would have the same fund family breakpoint fee structure for determining the base fee as described above for the current management contract. Furthermore, the proposed new management contract’s methodology for calculating performance adjustments would remain fundamentally the same as described above for the current management contract.

Proxy Statement	18

If the proposal is approved, the fund’s performance adjustments will be calculated prospectively by comparing the fund’s performance (Class A, net of fees and expenses) with the performance of the MSCI EAFE Value Index (ND) rather than the performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index.

The change in the fund’s performance index would be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the performance adjustment is based on a rolling thirty-six month performance period, there would be a transition period during which the fund’s performance would be compared to a composite index that reflects the performance of the current index for the portion of the performance period before adoption of the new index and the performance of the new index for the remainder of the period. For example, assuming an effective date of June 1, 2011 for the proposed new management contract, the performance adjustment for June 2011 (the first full month following shareholder approval) would be calculated using the performance of the current performance index, S&P Developed/Ex-U.S. LargeMidCap Value Index, for the first 17 months of the performance period (i.e., January 1, 2010 through May 31, 2011) and the performance of the new performance index, MSCI EAFE Value Index (ND), for the eighteenth month (i.e., June 2011). For each of the ensuing months, the composite index return would reflect an additional month of performance of the MSCI EAFE Value Index (ND) and eventually, beginning with the performance adjustment for the month of January 2013 (by when the fund would have a 36-month performance period), one less month of performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index. At the conclusion of the transition period (April 30, 2014, if the new management contract becomes effective on June 1, 2011), the performance of the current index would be eliminated from the performance fee calculation, and future calculations (starting for the month of May 2014) would include only the performance of the new index.

Comparison of current and proposed performance indexes. The proposed performance index, MSCI EAFE Value Index (ND), is a free float-adjusted market capitalization index that is designed to measure the equity market performance of common stocks in 22 developed market countries within Europe, Australia and the Far East. It is a subset of the MSCI EAFE Index (ND), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by MSCI as most representing the value style. Value style securities typically have higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

19	Proxy Statement

The S&P Developed/Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large and some small-cap equities from developed countries, excluding the United States, chosen for their value orientation. The S&P Developed/Ex-U.S. LargeMidCap Value Index is a member of the S&P Global BMI (Broad Market Index) family — a comprehensive, rules-based set of indices measuring global stock market performance. The LargeMidCap-size range in this instance encompasses the top 85% of securities (measured by float-adjusted market capitalization) of the broad market index from developed countries, excluding the United States. Each constituent of the S&P Global BMI is classified as either pure growth or value or as a combination of both growth and value. Style index weights are adjusted based on these growth and value factors.

As a general matter, both the current and proposed performance indexes provide broad exposure to equity market performance in developed market countries within Europe, Australia and the Far East. One difference of note between the two indexes concerns the historical exclusion of exposure to common stocks in Canada and Korea from the MSCI EAFE Index (ND), of which the proposed performance index, MSCI EAFE Value Index (ND), is a subset. By contrast, common stocks in these two countries represented in aggregate, as of April 30, 2011, approximately 13% of the current performance index, S&P Developed/Ex-U.S. LargeMidCap Value Index. Common stocks in these two countries have performed relatively well over recent periods. However, past performance is no guarantee of future performance, and country exposures in these indexes may change over time, as index providers typically evaluate index construction, including country exposures, on a quarterly basis.

The first table on page 21 presents total return performance information for the fund, the S&P Developed/Ex-U.S. LargeMidCap Value Index and the MSCI EAFE Value Index (ND) for periods ended March 31, 2011. As of March 31, 2011, over the periods presented, the proposed new performance index has underperformed the current performance index. However, the second table, which presents annual returns for each of the 10 most recent calendar years, shows that the proposed new performance index outperformed the current performance index in four out of the last 10 years through 2010. Of course, if the proposed performance index were to regularly underperform the current performance index, Putnam Management would be more likely to earn positive performance adjustments, and less likely to suffer negative performance adjustments, in the future under the proposed new management contract. However, past performance is no guarantee of future performance, and Putnam Management does not believe that either index will regularly outperform the other in the future.

Proxy Statement	20

Total Returns For Periods Ended March 31, 2011

	Since Fund
	Inception
	(8/1/96)	1-Year	3-Year	5-Year	10-Year
Fund or Index	Cumulative	Annualized	Annualized	Annualized	Annualized

Fund (Class A
shares, net return)	6.35%	9.79%	–5.68%	–1.12%	4.39%

S&P Developed/
Ex-U.S.
LargeMidCap
Value Index
(current
performance
index)	7.05%	12.46%	–1.49%	2.81%	7.61%

MSCI EAFE
Value Index
(ND) (proposed
performance
index)	6.12%	8.21%	–3.57%	0.39%	5.88%

Net Annual Total Returns for Calendar Years 2001-2010

Fund or
Index	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Fund
(Class A
shares)	7.29%	25.96%	–46.05%	7.42%	27.52%	14.66%	20.95%	37.98%	–14.33%	–21.56%

S&P
Developed/
Ex-U.S.
LargeMid-
Cap Value
Index
(current
performance
index)	10.02%	33.96%	–43.29%	13.39%	27.22%	16.38%	23.38%	43.05%	–12.83%	–18.06%

MSCI EAFE
Value
Index (ND)
(proposed
performance
index)	3.25%	34.23%	–44.09%	5.96%	30.38%	13.80%	24.33%	45.30%	–15.91%	–18.52%

Comparison of management fee rates under current and proposed performance index. The table below shows what the management fees for the fund were under its current contract for its most recent fiscal year (ended June 30, 2010), and what the management fees for the fund would have been for its most recent fiscal year had its proposed new contract been in effect for that year. Of course, during the most recent fiscal year, the fund made no performance adjustments to the base management fee it paid Putnam Management. (The fund did not begin to make performance adjustments until January 2011.) Accordingly, the table on page 22

21	Proxy Statement

shows that there would have been no differences in management fee rates for the fiscal year ended June 30, 2010 under the current and proposed performance index. Because the change in performance index will be implemented prospectively, the future impact on management fees will depend on the fund’s future performance relative to the proposed performance index. Management fee rates are expressed in dollars and as a percentage of the fund’s average net assets for the fiscal year ended June 30, 2010.

FOR PUTNAM INTERNATIONAL VALUE FUND’S FISCAL YEAR
ENDED JUNE 30, 2010
(Performance adjustments had not commenced)

	Current Contract		Proposed Contract			Difference

	$	%	$	%	$	%

Base Fee	$2,616,032*	0.76%*	$2,616,032*	0.76%*	$0	0.00%

Performance
Adjustment	$0	0.00%	$0	0.00%	$0	0.00%

Total Management
Fee	$2,616,032*	0.76%*	$2,616,032*	0.76%*	$0	0.00%

* For the fund’s most recently completed fiscal year ended June 30, 2010, the fund’s management fees were reduced as a result of expense limitation arrangements. If this were reflected in the table above, the Base Fee and Total Management Fee would be $2,397,165 (0.69%) for both the current and proposed contracts.

Included at Appendix B are examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed new management contract.

What factors did the Independent Trustees consider in evaluating the proposed new management contract?

At their meeting on December 10, 2010, the Independent Trustees approved a new management contract with Putnam Management. In substance, the new management contract differed from the existing management contract only in that it provided for a new performance index for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2010. Because, other than differences in performance index, the effective date of the contract, and the initial term of the contract, the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described at Appendix C below.

Proxy Statement	22

In approving the change in performance index for the fund, the Trustees considered information provided by Putnam Management, including, among other things comparative data regarding the characteristics (e.g., capitalization, risk characteristics, sector weightings, and country weightings), and returns over various periods, of the fund, the current performance index, S&P Developed/Ex-U.S. LargeMidCap Value Index, and the proposed performance index, MSCI EAFE Value Index (ND), as well as hypothetical examples comparing what performance adjustments would have occurred to base management fees under both the current and proposed contracts, had the fund been calculating performance adjustments since January 1, 2010. The Trustees took into account that, for certain historical periods ended December 31, 2010, the proposed performance index underperformed the current performance index, but, based on Putnam Management’s report and on the fact that in some calendar years the proposed performance index underperformed the current performance index but in other calendar years the reverse was true, concluded that there was no systemic reason to believe that one performance index would regularly outperform the other.

The Trustees also considered Putnam Management’s belief that the MSCI EAFE Value Index (ND) is more widely recognized, in particular by financial intermediaries and investment professionals, than the S&P Developed/Ex-U.S. LargeMidCap Value Index and that MSCI provides strong support and service to users of its indices (e.g., servicing during index rebalancing periods). The Trustees also considered Putnam Management’s views about the potential benefits to shareholders that shifting to the MSCI EAFE Value Index (ND) would bring; see “Why did Putnam Management propose a new management contract for your fund?” above. In addition, they noted that the use of the MSCI EAFE Value Index (ND) would be more consistent with other Putnam international large-cap funds that have performance fees because those funds also use MSCI EAFE indexes (Putnam International Equity Fund: MSCI EAFE Index (ND); Putnam International Growth Fund: MSCI EAFE Growth Index (ND)).

The Trustees also considered that the expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, would be borne by Putnam Management. Finally, the Trustees considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index would appropriately remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

General conclusion. After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered, as described in Appendix C, as part of the approval of the continuance of the fund’s current management contract in June 2010, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract.

23	Proxy Statement

What are the Trustees recommending?

The Trustees of your fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the proposed new management contract that would change your fund’s performance index.

2. APPROVING AN AMENDMENT TO YOUR FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ACQUISITION OF VOTING SECURITIES OF ANY ISSUER

What is this proposal?

The Trustees recommend that each fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer be revised.

The 1940 Act requires registered investment companies like the funds to have fundamental investment restrictions governing specified investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. Fundamental investment restrictions can be changed only by a shareholder vote.

Each fund is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act requires that to qualify as a diversified fund, among other things, with respect to at least 75% of its total assets, the fund must not acquire more than 10% of the outstanding voting securities of any issuer. Under the 1940 Act, however, this requirement does not apply to securities issued by investment companies or to securities issued by or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.4 The remaining 25% of the fund’s total assets is not subject to this restriction.

Each fund has a fundamental investment restriction that prohibits it from acquiring more than 10% of the outstanding voting securities of any issuer. The current investment restriction states that your fund may not:

“With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.”

We are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act. The amended restriction would state that your fund may not:

4 These securities are typically referred to as U.S. government securities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities, such as U.S. Treasury Bonds, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored entities but are neither guaranteed nor insured by the U.S. government, such as debt securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Banks and Federal Land Banks.

Proxy Statement	24

“With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

What effect will amending the current restriction with respect to the acquisition of voting securities of any issuer have on your fund?

By aligning the restriction with the requirements of the 1940 Act, the proposed change would permit your fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities. Investing in other investment companies involves expenses at the investment company level, such as portfolio management fees and operating expenses, which are in addition to the fees and expenses of the fund.

As a practical matter, approval of the proposed change would not be expected to change your fund’s investment strategies or the risks associated with investing in your fund.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

What is the voting requirement for approving the proposal?

Approval of this proposal for each fund requires the affirmative vote of the lesser of (1) more than 50% of the fund’s outstanding shares, or (2) 67% or more of the fund’s shares present at the Meeting if more than 50% of the outstanding shares of the fund are present at the Meeting in person or by proxy.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. Shares of all classes of each fund vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to the proposals. Any lesser number is sufficient for adjournments. Votes cast by proxy or in person at the Meeting will be counted by persons your fund appoints as tellers for the Meeting. The tellers will count the total number of votes cast for approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are

25	Proxy Statement

present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company (“PFTC”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, PFTC will vote the shares in the same proportions as other shareholders with similar accounts that have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that PFTC, which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposed management contracts.

Abstentions and broker non-votes, if any, have the effect of votes against the proposals. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

As of the Record Date, the funds had the following shares outstanding:

	Number of shares outstanding of	Number of shares outstanding of
Class	Putnam Asia Pacific Equity Fund	Putnam International Value Fund

Class A	664,601.810	24,024,420.160

Class B	19,373.897	1,626,149.421

Class C	16,803.381	1,118,859.246

Class M	2,915.459	516,915.585

Class R	4,384.114	257,876.903

Class Y	52,498.394	537,529.598

Share Ownership. At March 31, 2011, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund, and, except as noted at Appendix D, no person owned of record or, to the knowledge of the funds, beneficially 5% or more of any class of shares of each fund. As of the Record Date, Putnam Investment Holdings, LLC, an affiliate of Putnam Management, maintained a seed capital position in Putnam Asia Pacific Equity Fund of $5,704,174.29, which represented ownership of approximately 60% of the fund’s net assets. Putnam Investment Holdings, LLC expects to “echo-vote” its shares on the fund’s proposals, which means it will vote its shares in the same proportions as other shareholders who have submitted voting instructions for their shares.

Proxy Statement	26

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The Meeting of shareholders of each fund is called to be held at the same time. It is anticipated that both funds’ meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of his or her fund’s Meeting to a time promptly after the other fund’s Meeting, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Inc., and Putnam Retail Management Limited Partnership, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. Shareholders would be called at the phone number Putnam Management has in its records for their accounts and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, these votes would not be counted at the Meeting. Your fund is unaware of any challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management, or by automated telephone service. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting over the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

27	Proxy Statement

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Putnam Management has retained at its own expense Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788 to aid in the solicitation of instructions for nominee and registered accounts, for a fee not to exceed $136,000 plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, are being borne by Putnam Management.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or over the Internet, or (iv) by attending the Meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with SEC regulations, to be eligible for inclusion in a fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists of Independent Trustees only, will also consider nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and each fund’s Agreement and Declaration of Trust and Bylaws.

Adjournment. If sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or if the quorum required for the Meeting has not been met, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of not more than 60 days in the aggregate to permit

Proxy Statement	28

further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against adjournment those proxies required to be voted against a proposal. Putnam Management pays the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, or if you are currently receiving multiple copies at a shared address and would prefer to receive a single copy of the proxy statement, please contact Putnam Investor Services, Inc. by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, Inc., P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1 800-225-1581. You may also access copies of these reports by visiting Putnam’s Web site at http://www.putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management, your fund’s investment manager and administrator, is owned by Putnam U.S. Holdings, LLC, a holding company subsidiary (through a series of other holding companies) of Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of holding companies) by Great-West Lifeco Inc., which is a financial services holding company with interests in the life insurance, retirement, savings, and reinsurance businesses. Its businesses have operations in Canada, the United States and Europe. Great-West Lifeco Inc. is a majority-owned subsidiary of Power Financial Corporation. Power Financial Corporation is a diversified management and holding company that has interests, directly or indirectly, in companies that are active in the financial services sector in Canada, the United States and Europe. It also has substantial holdings in a group of energy, water, waste services, specialty minerals and cement and building materials companies in Europe. Power Corporation of Canada, a diversified international management and holding company, owns a majority of the voting securities of Power Financial Corporation. The Hon. Paul Desmarais, Sr., through a group of holding companies that he controls, has voting control of Power Corporation of Canada.

29	Proxy Statement

The address of each of Putnam Investments, Putnam U.S. Holdings, LLC and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba R3C 3A5. The address of Mr. Desmarais, Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, Massachusetts 02109.

Putnam Management provides investment advisory services to other funds that may have investment objectives and policies similar to those of your fund. The table in Appendix E identifies these other funds and states their net assets and their current management fee schedules.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of each fund as may be designated from time to time, is owned by Putnam International Holdings, LLC, which is a holding company owned by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Clare Richer (Chief Financial Officer), Simon L. Davis (Head of International Equities), Alan G. McCormack (Head of Quantitative Equities), and Joseph T. Phoenix (Head of International Business). The address of Putnam Investments Limited and of Messrs. Davis and McCormack is Cassini House, 57–59 St. James’s Street, London, England SW1A 1LD. The address of Putnam International Holdings, LLC and of Ms. Richer and Mr. Phoenix is One Post Office Square, Boston, Massachusetts 02109.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC, which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of each fund as may be designated from time to time, is owned by Putnam U.S. Holdings, LLC, a holding company subsidiary (through a series of other holding companies) of Putnam Investments. The address of each of The Putnam Advisory Company, LLC and Putnam U.S. Holdings, LLC is One Post Office Square, Boston, Massachusetts 02109.

Putnam Retail Management Limited Partnership. Putnam Retail Management Limited Partnership, your fund’s principal underwriter, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. The address of each of Putnam U.S. Holdings I, LLC, Putnam Retail Management Limited Partnership and Putnam Retail Management GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Before January 1, 2009, your fund’s investor servicing agent was PFTC. Both Putnam Investor Services, Inc. and PFTC are subsidiaries of Putnam Investments. The address of Putnam Investor Services, Inc. and PFTC is One Post Office Square, Boston, Massachusetts 02109.

Proxy Statement	30

The table below shows fee amounts paid to Putnam Management or its affiliates during each fund’s most recent fiscal year (for the 12 months ended April 30, 2011 for Putnam Asia Pacific Equity Fund and for the 12 months ended June 30, 2010 for Putnam International Value Fund) for the services noted (other than under a management contract). The funds made no other material payments to Putnam Management or its affiliates during the periods shown. These services will continue to be provided regardless of whether the proposed management contracts are approved.

		Fees paid to Putnam Retail
	Fees paid to Putnam Investor	Management Limited
	Services, Inc. for serving as	Partnership pursuant to
	investor servicing agent ($)	distribution plans ($)

Putnam Asia Pacific Equity Fund	$28,280	$22,434

Putnam International Value Fund	$1,311,018	$1,156,874

Limitation of Trustee liability. Your fund’s Agreement and Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the funds, except if it is determined in the manner speci-fied in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of a fund or that such indemnification would relieve any officer or Trustee of any liability to a fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. The officers of your fund are as follows:

Name (year of birth), office with the funds	Year first elected to office

Robert L. Reynolds	2009
(Born 1952)
President

Jonathan S. Horwitz	2004
(Born 1955)[1]
Executive Vice President, Principal Executive Officer, Treasurer and
Compliance Liaison

Steven D. Krichmar	2002
(Born 1958)
Vice President and Principal Financial Officer

Janet C. Smith	2006
(Born 1965)
Vice President, Assistant Treasurer and Principal Accounting Officer

31	Proxy Statement

Name (year of birth), office with the funds	Year first elected to office

Susan G. Malloy	2007
(Born 1957)
Vice President and Assistant Treasurer

Beth S. Mazor	2002
(Born 1958)
Vice President

Robert R. Leveille	2007
(Born 1969)
Vice President and Chief Compliance Officer

Mark C. Trenchard	2002
(Born 1962)
Vice President and BSA Compliance Officer

Francis J. McNamara, III	2004
(Born 1955)
Vice President and Chief Legal Officer

James P. Pappas	2004
(Born 1953)
Vice President

Judith Cohen	1993
(Born 1945)[1]
Vice President, Clerk and Assistant Treasurer

Michael Higgins	2010
(Born 1976)
Vice President, Senior Associate Treasurer and Assistant Clerk

Nancy E. Florek	2000
(Born 1957)[1]
Vice President, Assistant Clerk, Assistant Treasurer and
Proxy Manager

1 Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Proxy Statement	32

Appendix A
FORM OF
PUTNAM FUNDS TRUST: PUTNAM ASIA PACIFIC EQUITY FUND
MANAGEMENT CONTRACT
(DOUBLE UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED)

This Management Contract is dated as of ~~January 1, 2010~~ June 1, 2011 between PUTNAM FUNDS TRUST, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except

A-1	Proxy Statement

as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

Proxy Statement	A-2

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of

A-3	Proxy Statement

the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, ~~2010~~ 2011 [2012, if the Contract becomes effective after June 30, 2011], and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund

Proxy Statement	A-4

entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

A-5	Proxy Statement

IN WITNESS WHEREOF, PUTNAM FUNDS TRUST and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM FUNDS TRUST,
on behalf of the series listed on Schedule A

By: [/s/ Jonathan S. Horwitz]

Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC

By: [/s/ James P. Pappas]

James P. Pappas
Managing Director

Proxy Statement	A-6

Schedule A

Putnam Asia Pacific Equity Fund

A-7	Proxy Statement

Schedule B

Putnam Asia Pacific Equity Fund

Base Fee:

1.080% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

1.030% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.980% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.930% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.880% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.860% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.850% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.845% of any excess thereafter.

Benchmark: MSCI All Country (AC) Asia Pacific Index (Net Dividends) (until June 1, 2011, or, if later, the first day of the calendar month following shareholder approval of this Management Contract)

Replacement Benchmark: MSCI All Country (AC) Asia ex-Japan Index (Net Dividends) (effective on June 1, 2011, or, if later, the first day of the calendar month following shareholder approval of this Management Contract)

Maximum Annualized Performance Adjustment Rate: 0.21%

Minimum Annualized Performance Adjustment Rate: –0.21%

“Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double-counting” of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

Proxy Statement	A-8

Schedule C

Commencing with the thirteenth whole calendar month after January 1, 2010, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.

A-9	Proxy Statement

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Proxy Statement	A-10

FORM OF
PUTNAM FUNDS TRUST: PUTNAM INTERNATIONAL VALUE FUND
MANAGEMENT CONTRACT
(DOUBLE UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED)

This Management Contract is dated as of ~~January 1, 2010~~ June 1, 2011 between PUTNAM FUNDS TRUST, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

A-11	Proxy Statement

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

Proxy Statement	A-12

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

A-13	Proxy Statement

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, ~~2010~~ 2011 [2012, if the Contract becomes effective after June 30, 2011], and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

Proxy Statement	A-14

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

A-15	Proxy Statement

IN WITNESS WHEREOF, PUTNAM FUNDS TRUST and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM FUNDS TRUST,
on behalf of the series listed on Schedule A

By: [/s/ Jonathan S. Horwitz]

Jonathan S. Horwitz
Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC

By: [/s/ James P. Pappas]

James P. Pappas
Managing Director

Proxy Statement	A-16

Schedule A

Putnam International Value Fund

A-17	Proxy Statement

Schedule B

Putnam International Value Fund

Base Fee:

0.850% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.800% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.750% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.700% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.650% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.630% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.620% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.615% of any excess thereafter.

Benchmark: S&P Developed/Ex-U.S. LargeMidCap Value Index (until June 1, 2011, or, if later, the first day of the calendar month following shareholder approval of this Management Contract)

Replacement Benchmark: MSCI EAFE Value Index (Net Dividends) (effective on June 1, 2011, or, if later, the first day of the calendar month following shareholder approval of this Management Contract)

Maximum Annualized Performance Adjustment Rate: 0.15%

Minimum Annualized Performance Adjustment Rate: –0.15%

“Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid “double-counting” of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

Proxy Statement	A-18

Schedule C

Commencing with the thirteenth whole calendar month after January 1, 2010, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark. The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.

A-19	Proxy Statement

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

Proxy Statement	A-20

Appendix B

Current and Pro Forma Examples of Each Fund’s Total Annual Operating Expenses

All mutual funds pay ongoing fees for investment management and other services. These charges are known as the total annual fund operating expenses. The tables below show examples of each fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed new management contract. For Putnam Asia Pacific Equity Fund, because the fund’s fiscal year ended recently on April 30, 2011, these figures have not yet been audited. For Putnam International Value Fund, the tables are based on the fund’s most recent prospectus. In the case of Putnam Asia Pacific Equity Fund, the management fee component of total annual fund operating expenses is restated to reflect a projected base management fee using “fund family” average net assets during April 2011. In the case of Putnam International Value Fund, the management fee component of total annual fund operating expenses is restated to reflect a projected base management fee using “fund family” average net assets during July 2010. For Putnam Asia Pacific Equity Fund and Putnam International Value Fund, all other components of total annual fund operating expenses are expressed as a percentage of the fund’s average net assets for its most recent fiscal year ended April 30, 2011 and June 30, 2010, respectively.

Of course, for Putnam International Value Fund, during the most recent fiscal year, the fund made no performance adjustments to the base management fee it paid Putnam Management. (Each fund did not begin to make performance adjustments until January 2011.) Accordingly, for Putnam International Value Fund, the tables below show that there would have been no differences in total annual fund operating expenses for the fund’s most recent fiscal year under the current and proposed management contract (and performance index).

Because the change in performance index for each fund will be implemented prospectively, the future impact on management fees will depend on each fund’s future performance relative to each fund’s proposed performance index.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of each fund. The examples below take the maximum up-front sales charge (or applicable contingent deferred sales charge) and the annual operating expenses shown in the table for each share class and translate them into dollar amounts, showing the cumulative effect of these costs over time. This is intended to help you more easily compare the cost of investing in the funds, under their current management contracts and the proposed new management contracts, to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in each fund for the time periods shown and then, except as shown for Class B shares and Class C shares, redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that the funds’ operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

B-1	Proxy Statement

PUTNAM ASIA PACIFIC EQUITY FUND

EXAMPLES

COMPARATIVE EXPENSE TABLES FOR THE FISCAL YEAR ENDED

APRIL 30, 2011

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

						Total
						annual
						fund
						operating
				Total		expenses
		Distribution		Annual		after
		and Service		Fund	Expense	expense
	Manage-	(12b-1)	Other	Operating	Reimburse-	reimburse-
	ment Fees	Fees	Expenses	Expenses	ment	ment*

Class A (Actual
Expenses Under
Current Management
Contract)	0.93%	0.25%	1.94%	3.12%	–1.40%	1.72%

Class A (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	0.25%	1.94%	3.10%	–1.40%	1.70%

Class B (Actual
Expenses Under
Current Management
Contract)	0.93%	1.00%	1.94%	3.87%	–1.40%	2.47%

Class B (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	1.00%	1.94%	3.85%	–1.40%	2.45%

Class C (Actual
Expenses Under
Current Management
Contract)	0.93%	1.00%	1.94%	3.87%	–1.40%	2.47%

Class C (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	1.00%	1.94%	3.85%	–1.40%	2.45%

Class M (Actual
Expenses Under
Current Management
Contract)	0.93%	0.75%	1.94%	3.62%	–1.40%	2.22%

Class M (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	0.75%	1.94%	3.60%	–1.40%	2.20%

Class R (Actual
Expenses Under
Current Management
Contract)	0.93%	0.50%	1.94%	3.37%	–1.40%	1.97%

Proxy Statement	B-2

						Total
						annual
						fund
						operating
				Total		expenses
		Distribution		Annual		after
		and Service		Fund	Expense	expense
	Manage-	(12b-1)	Other	Operating	Reimburse-	reimburse-
	ment Fees	Fees	Expenses	Expenses	ment	ment*
Class R (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	0.50%	1.94%	3.35%	–1.40%	1.95%

Class Y (Actual
Expenses Under
Current Management
Contract)	0.93%	N/A	1.94%	2.87%	–1.40%	1.47%

Class Y (Pro Forma
Expenses Based on
Proposed Contract)	0.91%	N/A	1.94%	2.85%	–1.40%	1.45%

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 8/30/2011. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Share class	1 year	3 years	5 years	10 years

Class A (Actual Expenses Under Current
Management Contract)	$740	$1,336	$1,955	$3,617

Class A (Pro Forma Expenses Based on
Proposed Contract)	$738	$1,330	$1,946	$3,599

Class B (Actual Expenses Under Current
Management Contract)	$750	$1,329	$2,027	$3,747

Class B (Pro Forma Expenses Based on
Proposed Contract)	$748	$1,323	$2,017	$3,729

Class B (no redemption) (Actual Expenses
Under Current Management Contract)	$250	$1,029	$1,827	$3,747

Class B (no redemption) (Pro Forma
Expenses Based on Proposed Contract)	$248	$1,023	$1,817	$3,729

Class C (Actual Expenses Under Current
Management Contract)	$350	$1,029	$1,827	$3,911

Class C (Pro Forma Expenses Based on
Proposed Contract)	$348	$1,023	$1,817	$3,894

Class C (no redemption) (Actual Expenses
Under Current Management Contract)	$250	$1,029	$1,827	$3,911

Class C (no redemption) (Pro Forma
Expenses Based on Proposed Contract)	$248	$1,023	$1,817	$3,894

Class M (Actual Expenses Under Current
Management Contract)	$567	$1,272	$1,998	$3,911

B-3	Proxy Statement

Share class	1 year	3 years	5 years	10 years

Class M (Pro Forma Expenses Based on
Proposed Contract)	$565	$1,266	$1,989	$3,893

Class R (Actual Expenses Under Current
Management Contract)	$200	$881	$1,587	$3,462

Class R (Pro Forma Expenses Based on
Proposed Contract)	$198	$876	$1,577	$3,443

Class Y (Actual Expenses Under Current
Management Contract)	$150	$732	$1,341	$2,987

Class Y (Pro Forma Expenses Based on
Proposed Contract)	$148	$726	$1,331	$2,967

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proxy Statement	B-4

PUTNAM INTERNATIONAL VALUE FUND
EXAMPLES
COMPARATIVE EXPENSE TABLES FOR THE FISCAL YEAR ENDED
JUNE 30, 2010

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total Annual
		Distribution		Fund
	Management	and Service	Other	Operating
	Fees	(12b-1) Fees	Expenses	Expenses

Class A (Actual Expenses
Under Current	0.71%	0.25%	0.49%	1.45%
Management Contract)

Class A (Pro Forma Expenses
Based on Proposed Contract)	0.71%	0.25%	0.49%	1.45%

Class B (Actual Expenses
Under Current	0.71%	1.00%	0.49%	2.20%
Management Contract)

Class B (Pro Forma Expenses
Based on Proposed Contract)	0.71%	1.00%	0.49%	2.20%

Class C (Actual Expenses
Under Current	0.71%	1.00%	0.49%	2.20%
Management Contract)

Class C (Pro Forma Expenses
Based on Proposed Contract)	0.71%	1.00%	0.49%	2.20%

Class M (Actual Expenses
Under Current	0.71%	0.75%	0.49%	1.95%
Management Contract)

Class M (Pro Forma Expenses
Based on Proposed Contract)	0.71%	0.75%	0.49%	1.95%

Class R (Actual Expenses
Under Current	0.71%	0.50%	0.49%	1.70%
Management Contract)

Class R (Pro Forma Expenses
Based on Proposed Contract)	0.71%	0.50%	0.49%	1.70%

Class Y (Actual Expenses
Under Current	0.71%	N/A	0.49%	1.20%
Management Contract)

Class Y (Pro Forma Expenses
Based on Proposed Contract)	0.71%	N/A	0.49%	1.20%

B-5	Proxy Statement

How do these fees and expenses look in dollar terms?

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

Share class	1 year	3 years	5 years	10 years

Class A (Actual Expenses Under Current
Management Contract)	$714	$1,007	$1,322	$2,210

Class A (Pro Forma Expenses Based on
Proposed Contract)	$714	$1,007	$1,322	$2,210

Class B (Actual Expenses Under Current
Management Contract)	$723	$988	$1,380	$2,344

Class B (Pro Forma Expenses Based on
Proposed Contract)	$723	$988	$1,380	$2,344

Class B (no redemption) (Actual Expenses
Under Current Management Contract)	$223	$688	$1,180	$2,344

Class B (no redemption) (Pro Forma
Expenses Based on Proposed Contract)	$223	$688	$1,180	$2,344

Class C (Actual Expenses Under Current
Management Contract)	$323	$688	$1,180	$2,534

Class C (Pro Forma Expenses Based on
Proposed Contract)	$323	$688	$1,180	$2,534

Class C (no redemption) (Actual Expenses
Under Current Management Contract)	$223	$688	$1,180	$2,534

Class C (no redemption) (Pro Forma
Expenses Based on Proposed Contract)	$223	$688	$1,180	$2,534

Class M (Actual Expenses Under Current
Management Contract)	$541	$941	$1,365	$2,545

Class M (Pro Forma Expenses Based on
Proposed Contract)	$541	$941	$1,365	$2,545

Class R (Actual Expenses Under Current
Management Contract)	$173	$536	$923	$2,009

Class R (Pro Forma Expenses Based on
Proposed Contract)	$173	$536	$923	$2,009

Class Y (Actual Expenses Under Current
Management Contract)	$122	$381	$660	$1,455

Class Y (Pro Forma Expenses Based on
Proposed Contract)	$122	$381	$660	$1,455

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proxy Statement	B-6

Appendix C

Previous Trustee approval of management contract for each fund

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund share-holders and Putnam Management of such economies of scale as may exist in the management of each fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your

C-1	Proxy Statement

fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of Putnam Asia Pacific Equity Fund, both of the expense limitations applied, and, in the case of Putnam International Value Fund, the first of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation

Proxy Statement	C-2

applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the applicable custom peer groups, Putnam Asia Pacific Equity Fund and Putnam International Value Fund ranked in the 1st and 2nd quintile, respectively, in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule), and Putnam International Value Fund ranked in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that each fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined

C-3	Proxy Statement

benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate marketplaces. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

Putnam Asia Pacific Equity Fund. In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 1st quartile of its Lipper Inc. peer group (Lipper Pacific Region Funds) for the period measuring from its inception on June 12, 2009 through December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the

Proxy Statement	C-4

worst-performing funds). (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Putnam International Value Fund. In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
3rd	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 132, 105 and 77 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s fourth-quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance. The Trustees also considered the actions taken by Putnam Management intended to improve performance, including the following actions:

• Hiring a new chief investment officer to oversee the investment division.

• Increasing accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. In January 2010, a new portfolio manager took over sole responsibility for managing the fund’s investments. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarifying its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthening its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigning the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

C-5	Proxy Statement

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of your fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Proxy Statement	C-6

Appendix D

5% Beneficial Ownership. As of March 31, 2011, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of each fund, except as shown below.

Putnam Asia Pacific Equity Fund

Class	Shareholder name and address	Holdings	Percentage owned

	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	One Post Office Square
A	Boston, MA 02109-2106	456,733	68.14%

	Putnam Fiduciary Trust Co TTEE FBO
	Eleanor V. Aguirre
	Roth IRA Plan
	10310 Serrano Avenue
B	San Jose, CA 95127-3245	1,891	10.00%

	NFS LLC FEBO
	NFS/FMTC IRA
	FBO Rebecca D. Owens-Martel
	17 Plain Street
B	Norton, MA 02766-2801	1,746	9.23%

	Putnam Fiduciary Trust Co TTEE FBO
	Hartman Technology Solutions Inc.
	Simple IRA Plan
	a/c Troy L. Hartman
	7200 S. Moor Cross Drive
B	Sioux Falls, SD 57108-3362	1,983	10.48%

	LPL Financial
	a/c 2255-9767
	9785 Towne Centre Drive
B	San Diego, CA 92121-1968	1,158	6.12%

	LPL Financial
	a/c 2067-9216
	9785 Towne Centre Drive
C	San Diego, CA 92121-1968	2,617	15.57%

	Pershing LLC
	PO Box 2052
C	Jersey City, NJ 07303-2052	1,437	8.54%

	Southwest Securities Inc. FBO
	James C. Hinshaw
	As IRA Rollover Custodian
	P.O. Box 509002
C	Dallas, TX 75250-9002	1,233	7.33%

	Pershing LLC
	PO Box 2052
C	Jersey City, NJ 07303-2052	1,140	6.78%

	Pershing LLC
	PO Box 2052
C	Jersey City, NJ 07303-2052	1,061	6.31%

D-1	Proxy Statement

Class	Shareholder name and address	Holdings	Percentage owned

	Putnam Fiduciary Trust Co TTEE FBO
	Terrilyn A. Mauro
	IRA Rollover Plan
	3 First Colony Drive
C	Medway, MA 02053-6118	948	5.64%

	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	One Post Office Square
M	Boston, MA 02109-2106	1,090	36.36%

	Putnam Fiduciary Trust Co TTEE FBO
	James W. Wemyss
	Roth IRA Conversion Plan
	4208 Chapman Drive
M	Kent, OH 44240-6878	768	25.64%

	Putnam Fiduciary Trust Co TTEE FBO
	Mark J. Ruthenberg
	Sep IRA Plan
	a/c Mark J. Ruthenberg
	1001 N Stockton Hill Road, Suite A
M	Kingman, AZ 86401-6277	370	12.36%

	Pershing LLC
	PO Box 2052
M	Jersey City, NJ 07303-2052	231	7.73%

	Putnam Fiduciary Trust Co TTEE FBO
	Bonnie K. Thomas
	IRA Plan
	N6578 Nehring Road
M	Pardeeville, WI 53954-9502	216	7.22%

	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	One Post Office Square
R	Boston, MA 02109-2106	1,094	24.96%

	Mg TRCO Cust FBO
	Milton G. Zweig DDS Inc. 401k P
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	868	19.79%

	Mg Trust Company Cust. FBO
	Synergy Concepts Inc.
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	760	17.33%

	Mg Trust Co Cust FBO
	Sama Medical Billing LLC
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	358	8.16%

	Mg Trust Co Cust FBO
	Boys & Girls Clubs of Conejo & Las
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	319	7.27%

	Mg Trust Co Cust FBO
	Pat’s Precious People
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	317	7.24%

Proxy Statement	D-2

Class	Shareholder name and address	Holdings	Percentage owned

	Mg Trust Co Cust FBO
	A3 Design Solutions
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	250	5.71%

	Putnam Fiduciary Trust Co Cust. FBO
	Bridgeport Ct Board of Education
	403(b) Plan
	a/c John M. Fabrizi
	120 Doreen Drive
R	Bridgeport, CT 06604-1001	239	5.46%

	Putnam Retirement Plan 401k
	c/o Orchard Trust Company LLC
	8515 E. Orchard Road # 2T2
Y	Greenwood Vlg, CO 80111-5002	45,469	81.89%

	Putnam Fiduciary Trust Co TTEE FBO
	Gayle D. Camden
	IRA Plan
	6569 Pontiac Trl
Y	South Lyon, MI 48178-7084	3,129	5.64%

Putnam International Value Fund

Class	Shareholder name and address	Holdings	Percentage owned

	Edward D Jones & Co
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
A	Maryland Hts, MO 63043-3009	4,394,079	18.36%

	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
A	St. Louis, MO 63103–2523	1,367,441	5.71%

	Edward D Jones & Co
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
B	Maryland Hts, MO 63043-3009	164,693	10.15%

	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
B	St. Louis, MO 63103–2523	86,251	5.31%

	MLPF&S for the Sole Benefit of its Customers
	4800 Deer Lake Drive E, Floor 3
C	Jacksonville, FL 32246-6484	173,652	15.56%

	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
C	St. Louis, MO 63103–2523	76,621	6.87%

D-3	Proxy Statement

Class	Shareholder name and address	Holdings	Percentage owned

	Citigroup Global Markets Inc
	00109801250
	Attn: Cindy Tempesta
	7th Floor
	333 W 34th Street
C	New York, NY 10001-2402	65,374	5.86%

	Edward D Jones & Co
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
M	Maryland Hts, MO 63043-3009	67,207	13.00%

	Mercer Trust Company TTEE
	Fortune Transportation
	401k and Profit Sharing
	MS N-4-H Plan 751253
	1 Investors Way
M	Norwood, MA 02062-1599	40,497	7.83%

	MG Trust Custodian
	Optovue Inc
	700 17th Street, Suite 300
R	Denver, CO 80202-3531	12,923	5.17%

	Putnam Retirement Plan 401k
	c/o Orchard Trust Company LLC
	8515 E Orchard Road #2T2
Y	Greenwood Vlg, CO 80111-5002	350,370	65.41%

	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
Y	St. Louis, MO 63103–2523	50,107	9.35%

	Merrill Lynch for the Sole Benefit
	of its Customers
	Attn: Fund Administration
	4800 Deerlake Drive E, Fl 3
Y	Jacksonville, FL 32246-6484	32,939	6.15%

Proxy Statement	D-4

Appendix E

Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment objectives and policies to your fund.

				Has
				compensa-
				tion been
				waived,
				reduced or
				otherwise
				agreed to
				be reduced
	Net Assets as of			under any	Current
	March 31, 2011	Current Management Fee		applicable	Investment
Fund	($)(in millions)	Schedule		contract?	Objective

Putnam	56.59	First $5 billion	1.080%	Yes	Long-term
Emerging		Next $5 billion	1.030%		capital
Markets		Next $10 billion	0.980%		appreciation.
Equity Fund		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%
		Benchmark: MSCI Emerging
		Markets Index (Net Dividends)
		Maximum Performance
		Adjustment Rate:	0.21%
		Minimum Performance
		Adjustment Rate:	–0.21%

Putnam	451.78	First $5 billion	1.080%	Yes	Long-term
International		Next $5 billion	1.030%		capital
Growth Fund		Next $10 billion	0.980%		appreciation.
		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%
		Benchmark: MSCI EAFE Growth
		Index (Net Dividends)
		Maximum Performance
		Adjustment Rate:	0.21%
		Minimum Performance
		Adjustment Rate:	–0.21%

E-1	Proxy Statement

				Has
				compensa-
				tion been
				waived,
				reduced or
				otherwise
				agreed to
				be reduced
	Net Assets as of			under any	Current
	March 31, 2011	Current Management Fee		applicable	Investment
Fund	($)(in millions)	Schedule		contract?	Objective

Putnam	1,286.40	First $5 billion	1.080%	Yes	Long-term
International		Next $5 billion	1.030%		capital
Capital		Next $10 billion	0.980%		appreciation.
Opport-		Next $10 billion	0.930%
unities Fund		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%
		Benchmark: S&P Developed
		Ex-U.S. SmallCap Index
		Maximum Performance
		Adjustment Rate:	0.21%
		Minimum Performance
		Adjustment Rate:	–0.21%

Putnam	1,451.20	First $5 billion	0.850%	Yes	Capital
International		Next $5 billion	0.800%		appreciation.
Equity Fund		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%
		Benchmark: MSCI EAFE Index
		(Net Dividends)
		Maximum Performance
		Adjustment Rate:	0.15%
		Minimum Performance
		Adjustment Rate:	–0.15%

Putnam	200.10	First $5 billion	0.850%	Yes	Capital
Europe		Next $5 billion	0.800%		appreciation.
Equity Fund		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%
		Benchmark: MSCI Europe Index
		(Net Dividends)
		Maximum Performance
		Adjustment Rate:	0.15%
		Minimum Performance
		Adjustment Rate:	–0.15%

Proxy Statement	E-2

				Has
				compensa-
				tion been
				waived,
				reduced or
				otherwise
				agreed to
				be reduced
	Net Assets as of			under any	Current
	March 31, 2011	Current Management Fee		applicable	Investment
Fund	($)(in millions)	Schedule		contract?	Objective

Putnam VT	553.62	First $5 billion	0.850%	Yes	Capital
International		Next $5 billion	0.800%		appreciation.
Equity Fund		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

Putnam VT	80.11	First $5 billion	1.080%	Yes	Long-term
International		Next $5 billion	1.030%		capital
Growth Fund		Next $10 billion	0.980%		appreciation.
		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

Putnam VT	162.54	First $5 billion	0.850%	Yes	Capital growth.
International		Next $5 billion	0.800%		Current income
Value Fund		Next $10 billion	0.750%		is a secondary
		Next $10 billion	0.700%		objective.
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

E-3	Proxy Statement

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services as a sub-adviser.

				Has
				compensa-
				tion been
				waived,
				reduced or
				otherwise
	Net Assets			agreed to
	as of			be reduced
	March 31,			under any	Current
	2011 ($)(in			applicable	Investment	Fiscal
Fund	millions)	Fee Schedule		contract?	Objective	Year

SunAmerica	311.10	First $100 million	0.85%	No	Long-term	1/31/11
Series Trust:		Next $100 million	0.80%		capital
Emerging		Over $200 million	0.75%		appreciation.
Markets
Portfolio

SunAmerica	379.71	First $150 million	0.65%	Yes	Growth of	1/31/11
Series Trust:		Next $150 million	0.55%		capital and
International		Over $300 million	0.45%		secondarily,
Growth &					current
Income					income.
Portfolio

Proxy Statement	E-4

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581	265999 5/11

Vote by mail:	Vote by phone:	Vote online:
Check the appropriate	1-800-337-3503	www.proxy-direct.com
boxes on the reverse side.	There is no need to return	There is no need to return
Sign and date the proxy	your proxy card.	your proxy card.
card. Return the proxy card
in the envelope provided.

Putnam Asia Pacific Equity Fund

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of shareholders of the above referenced fund to be held on May 26, 2011, at 10:00 a.m., Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, which may be adjourned to later times and dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT22190A_032411

Please sign and date the other side of this card.

Please vote by filling in the appropriate box below.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□	Mark this box to vote on the proposals as the Trustees recommend. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS.
		FOR	AGAINST	ABSTAIN
1.	Approving a new management contract that will change your fund’s	□	□	□
performance index.
		FOR	AGAINST	ABSTAIN
2.	Approving an amendment to your fund’s fundamental investment restriction	□	□	□
with respect to the acquisition of voting securities of any issuer.

Important Notice Regarding the Availability of Proxy Materials
for the Putnam Asia Pacific Equity Fund Shareholder Meeting to be held on May 26, 2011.
The Proxy Statement for this meeting is available at www.proxy-direct.com/put22190

If you have any questions on the proposal, please call 1-866-963-5821.

PUT22190A_032411

Vote by mail:	Vote by phone:	Vote online:
Check the appropriate	1-800-337-3503	www.proxy-direct.com
boxes on the reverse side.	There is no need to return	There is no need to return
Sign and date the proxy	your proxy card.	your proxy card.
card. Return the proxy card
in the envelope provided.

Putnam International Value Fund

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of shareholders of the above referenced fund to be held on May 26, 2011, at 10:00 a.m., Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, which may be adjourned to later times and dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign the proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT22190B_032411

Please sign and date the other side of this card.

Please vote by filling in the appropriate box below.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□	Mark this box to vote on the proposals as the Trustees recommend. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS.
		FOR	AGAINST	ABSTAIN
1.	Approving a new management contract that will change your fund’s	□	□	□
performance index.
		FOR	AGAINST	ABSTAIN
2.	Approving an amendment to your fund’s fundamental investment restriction	□	□	□
with respect to the acquisition of voting securities of any issuer.

Important Notice Regarding the Availability of Proxy Materials
for the Putnam International Value Fund Shareholder Meeting to be held on May 26, 2011.
The Proxy Statement for this meeting is available at www.proxy-direct.com/put22190

If you have any questions on the proposal, please call 1-866-963-5821.

PUT22190B_032411